Exhibit 10.5

December 29, 2009

Mr. Niels W. Johnsen
174 Rumson Road
Rumson, NJ  07760

Reference: Niels W. Johnsen Consulting Agreement

This letter will confirm that International Shipholding Corporation has agreed to retain you as a consultant for the period of time commencing January 1, 2010, and ending December 31, 2010.  Your consulting compensation will be an annual fee of $250,000, payable pro-rata in monthly installments of $20,833.34, plus reasonable out-of-pocket expenses.  At the end of the agreed period of time, this Agreement is automatically extended month-by-month with a continuation of said pro-rata monthly installments of $20,833.34.

This Agreement may be cancelled by either party on giving a 90-day notice of cancellation.

Please sign below to acknowledge your agreement and acceptance of this Consulting Agreement.

Sincerely,

/s/ Niels M. Johnsen

N. M. Johnsen
Chairman of the Board

AGREED AND ACCEPTED:

/s/ Niels W. Johnsen
___________________________________
N. W. Johnsen

___1/06/10________________________________
Date